SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant     |X|
Filed by a Party other than the Registrant     |_|

Check the appropriate box:

|X|    Preliminary Proxy Statement
|_|    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to Rule 14a-12


                                Bay Resources Ltd

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.

|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applies:

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2.   Aggregate number of securities to which transaction applies:

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3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

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4.   Proposed maximum aggregate value of transaction:

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5.   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:

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2.   Form, Schedule or Registration Statement No.:

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3.   Filing Party:

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4.   Date Filed:

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

                                                               Bay Resources Ltd
                                                          A Delaware Corporation
                                          --------------------------------------
                                           Level 8, 580 St Kilda Road, Melbourne
                                                        Victoria 3004, Australia

                                              PO Box 6315, St Kilda Road Central
                                             Melbourne, Victoria 8008, Australia

                                                      Telephone: +61 3 8532 2860
                                                      Facsimile: +61 3 8532 2805
                                                        E-mail: bay@axisc.com.au

PRELIMINARY PROXY MATERIAL-SUBJECT TO COMPLETION

TO OUR STOCKHOLDERS:

You are cordially invited to attend our 2005 Annual Stockholders' Meeting to be held at Level 8, 580 St Kilda Road Melbourne Victoria 3004 Australia on January __, 2006, at 3:00 p.m.

We have attached a Notice of Annual Meeting of Stockholders and Proxy Statement that discuss the matters to be presented at the meeting.

At this year's meeting, we will be asking our stockholders to elect Joseph Isaac Gutnick, David Stuart Tyrwhitt, Peter James Lee and Mordechai Zev Gutnick as directors and to change the name of the Company to Golden River Resources Corporation.

We hope that you will come to the Annual Meeting in person. Even if you plan to come, we strongly encourage you to vote now. Instructions on voting by facsimile or mail are shown on your proxy and in the Proxy Statement. If for any reason you desire to revoke your proxy, you can do so at any time before it is voted. Your vote is important and will be greatly appreciated.

If you have any questions about the matters to be voted on at the Annual Meeting or you need help voting your shares, please either Mr. Pini Althaus at (718) 953 6340 (e-mail pini@bayresourcesltd.com) or me at (613) 8532 2860 or peter@bayresourcesltd.com

/s/ Peter Lee
-------------
Peter Lee
Secretary

                                BAY RESOURCES LTD

                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

Time

3:00 p.m. on January __, 2006.


Place

Level 8, 580 St Kilda Road Melbourne Victoria 3004 Australia


Purposes

To elect four members of the Board of Directors to serve a one year term.

To change the name of the Company to Golden River Resources Corporation.

To transact any other business that properly comes before the Meeting or any adjournment of the Meeting.


Record Date

You can vote if you were a stockholder of record at the close of business on December __, 2005.

By order of the Board of Directors


/s/ Peter Lee
-------------
Peter Lee
Secretary

December __, 2005
Melbourne, Victoria, Australia


                                   HOW TO VOTE

Your vote is important. You may vote by using a traditional proxy card and returning it to us by facsimile on (613) 8532 2805 or by mail to PO Box 6315 St Kilda Road Central, Melbourne, Victoria, 8008 Australia.

                                BAY RESOURCES LTD

                                 Proxy Statement

--------------------------------------------------------------------------------
Table Of Contents                                                         Page

----------------------------------------------------------------------- --------

General Information about the Solicitation                                  1
----------------------------------------------------------------------- --------

Election of Directors                                                       3
----------------------------------------------------------------------- --------

Executive Compensation                                                      9
----------------------------------------------------------------------- --------

Security Ownership of Certain Beneficial Owners and Management and
 Related Stockholder Matters                                               15
----------------------------------------------------------------------- --------

Change of name to Golden River Resources Corporation                       20
----------------------------------------------------------------------- --------

Requirements, Including Deadlines, for Submission of Stockholder
 Proposals and Nominations of Directors                                    21
----------------------------------------------------------------------- --------

Other Matters                                                              22
----------------------------------------------------------------------- --------

Audit Committee Charter                                                 Annex A
----------------------------------------------------------------------- --------

                                 PROXY STATEMENT

                   GENERAL INFORMATION ABOUT THE SOLICITATION

We are sending you these proxy materials in connection with the solicitation by the Board of Directors of Bay Resources Ltd (OTCBB:BYRE) of proxies to be used at Bay Resources Annual Meeting of Stockholders to be held on January __, 2006, and at any adjournment or postponement of the Meeting. "We", "our", "us" and the "Company" all refer to Bay Resources. The proxy materials are first being mailed on or about December __, 2005.

Who may vote

You will only be entitled to vote at the Annual Meeting if our records show that you held your shares on December __, 2005. At the close of business on December__, 2005, a total of 16,714,130 shares of our common stock were outstanding and entitled to vote. Each share of common stock has one vote.

How to vote

If your shares are held by a broker, bank or other nominee, it will send you instructions that you must follow to have your shares voted at the Annual Meeting. If you hold your shares in your own name as a record holder, you may instruct the proxy agents how to vote your shares as described below.

Vote by mail

If you choose to vote by facsimile or mail, simply mark your proxy, date and sign it, and return it to us in the envelope provided. If the envelope is missing, please mail your completed proxy card to Bay Resources, PO Box 6315 St Kilda Road Central Melbourne Victoria 8008 Australia.

Voting at the Annual Meeting

The method by which you vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

All shares that have been properly voted and not revoked will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

How to revoke your proxy

You may revoke your proxy at any time before it is voted. If you are a record stockholder, you may revoke your proxy in any of the following ways:

     o    by giving notice of revocation at the Annual Meeting.

     o by timely delivery of written instruction revoking your proxy to the Secretary of Bay Resources, PO Box 6315 St Kilda Road Central Melbourne Victoria 8008 Australia.

     o    by voting in person at the Annual Meeting.

How votes will be counted

The Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares of common stock entitled to vote, is represented at the Meeting. If you have returned a valid proxy or are a record holder and attend the Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced. Abstentions and broker "non-votes" are also counted in determining whether a quorum is present. A "broker non vote" occurs when a broker, bank or nominee that holds shares for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner.

If a quorum is not present at the Annual Meeting, a majority of the shares present, in person or by proxy, has the power to adjourn the Meeting from time to time until a quorum is present. Other than announcing at the Annual Meeting the time and place of the adjourned Meeting, no notice of the adjournment will be given to stockholders unless required because of the length of the adjournment.

Directors will be elected by a plurality of the votes cast.

The approval of the change of the Company's name requires the affirmative vote of a majority of the issued and outstanding shares of common stock.

Abstentions and broker "non-votes" are not counted in the election of directors or the approval of any other matter.

Votes that are withheld or shares that are not voted will have the effect of a no vote on the proposal to approve a change of the Company's name.

List of stockholders

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Meeting for any purpose germane to the Meeting, between the hours of 9.00 a.m. and 5.00 p.m., at our principal executive offices at Level 8, 580 St Kilda Road Melbourne Victoria 3004 Australia.

Cost of this proxy solicitation

We will pay the cost of preparing, assembling and mailing the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

General

Our By-laws provide that the number of Directors of the Company initially shall be six and that the number of directors which shall thereafter constitute the whole Board shall be determined by the Board of Directors. The Board has determined that the number of Directors constituting the whole Board shall be four.

Directors need not be stockholders of the Company or residents of the State of Delaware. Directors are elected for an annual term and generally hold office until the next Directors have been duly elected and qualified. Directors may receive compensation for their services as determined by the Board of Directors. A vacancy on the Board may be filled by the remaining Directors even though less than a quorum remains. A Director appointed to fill a vacancy remains a Director until his successor is elected by the Stockholders at the next annual meeting of Shareholder or until a special meeting is called to elect Directors.

Our Board of Directors currently has four members who hold office for a period of one year.

Your proxy will be voted FOR the election of the four nominees named below, unless you withhold authority to vote for any or all of the nominees. Management has no reason to believe that a nominee will be unwilling or unable to serve as a director. However, if a nominee is unwilling or unable to serve, your proxy will be voted for another nominee designated by our Board of Directors.

Director nominees

The following are management's director nominees

  Name                                  Director Since
  Joseph Isaac Gutnick                  March 1988
  David Stuart Tyrwhitt                 November 1996
  Peter James Lee                       February 1996
  Mordechai Zev Gutnick                 September 2005

Directors and executive officers

The following table lists our directors and executive officers.

  Name                         Age   Position(s) Currently Held with the Company

  Joseph Gutnick                53   Chairman of the Board, President, Chief
                                      Executive Officer and Director
  David Tyrwhitt                65   Vice President and Director
  Peter Lee                     48   Director, Secretary and Chief Financial
                                      Officer
  Mordechai Gutnick             27   Director
  Pinchas Althaus                    Chief Operating Officer
  Craig Alford                       Vice President Exploration

Biographical information provided to us by our directors and executive officers is as follows.

Joseph Gutnick
Mr Gutnick has been Chairman of the Board, President and Chief Executive Officer since March, 1988. He has been a Director of numerous public listed companies in Australia specialising in the mining sector since 1980 and is currently a Director of Astro Mining N.L., Great Gold Mines N.L., and Quantum Resources Limited. Mr. Gutnick was previously Executive Chairman of Tahera Corporation, a company that is listed on Toronto Stock Exchange from May 2000 to October 2003 and has previously been a Director of the World Gold Council. He is a Fellow of the Australasian Institute of Mining & Metallurgy and the Australian Institute of Management and a Member of the Australian Institute of Company Directors.

David Tyrwhitt
Dr Tyrwhitt was appointed a Director in November 1996. He is a geologist, holding a Bachelor of Science and PhD degrees and has 40 years experience in mineral exploration and management development and operation of gold mines in Australia. Dr Tyrwhitt has been a Director of numerous public listed companies in Australia in the mining industry and is currently a Director of Astro Mining N.L., Great Gold Mines N.L., and Quantum Resources Limited.

Peter Lee
Mr Lee has been Chief Financial Officer and Principal Accounting Officer since August 1989 and was appointed a Director in February 1996. Mr Lee is a Member of the Institute of Chartered Accountants in Australia, a Fellow of Chartered Secretaries Australia Ltd., a Member of the Australian Institute of Company Directors and holds a Bachelor of Business (Accounting) from Royal Melbourne Institute of Technology. He has over 20 years commercial experience and is currently General Manager Corporate and Company Secretary of several listed public companies in Australia.

Mordechai Gutnick
On September 14, 2005, Mr Modechai Zev Gutnick was elected a non-executive Director. Mr Mordechai Gutnick is a businessman and long-term investor in the mining industry. He is also a Director of Astro Diamond Mines N.L. (May 2003 to current), Great Gold Mines N.L. (May 2003 to current) and Quantum Resources Limited (May 2003 to current). Mr M Z Gutnick has been appointed to the Audit and Remuneration Committee's, effective September 14, 2005. Mr Mordechai Gutnick is the son of Mr Joseph Gutnick.

Pinchas (Pini) Althaus
Mr. Althaus has 9 years business experience in insurance, sales, business development and investor relations. More recently Mr. Althaus was Director of Business Development for Ambient Corporation (February 2000 to February 2003), a company providing power line communications technology. He joined Tahera Corporation, a diamond exploration company, in February 2003 as Director of Investor Relations & Business Development.

Craig Alford
Mr. Alford has over 20 years of experience in the exploration business including 5 years as Senior Geologist to District Manager for Teck Cominco's exploration programs in Kyrgyzstan, Argentina and Chile. Most recently Mr. Alford participated in various successful exploration programs within Canada and the former Soviet Union, including as a Geologic Consultant for Placer Dome, one of the world's largest gold mining companies. Mr. Alford has worked in exploration for several major and junior mining companies including Falconbridge, Golden Star Resources, Granges, and Homestake Minerals. In addition, he has worked with the Geologic Survey of Canada. Mr. Alford holds a Masters degree with Commendation in Geology from Lakehead University. He has extensive exploration experience in many commodities, including gold, silver, copper, lead, zinc, oil, and diamonds. Mr. Alford's exploration experience is throughout Canada and several other countries including Venezuela, Guyana, Chile, Argentina, Suriname, and Kyrgyzstan.

Executive officers of Bay Resources are appointed by the Board of Directors and serve at the discretion of the Board, subject to the terms of applicable employment agreements. Except as set forth above, there are no family relationships among any of the directors or executive officers of Bay Resources.

Mr. Gutnick was formerly the Chairman of the Board, Dr. Tyrwhitt was formerly an independent Director and Mr. Lee was formerly Company Secretary of Centaur Mining & Exploration Ltd., an Australian corporation, which commenced an insolvency proceeding in Australia in March 2001.

Board, Audit Committee and Remuneration Committee Meetings

Our Board of Directors consists of four members, of whom two have been, and continue to be, independent under applicable regulations. During fiscal 2005, our Board of Directors met three times. The Board of Directors also uses resolutions in writing to deal with certain matters and during fiscal 2005, five resolutions in writing were signed by all Directors.

Historically our entire Board has selected nominees for election as directors. The Board believes this process has worked well thus far particularly since it has been the Board's practice to require unanimity of Board members with respect to the selection of director nominees. In determining whether to elect a director or to nominate any person for election by our stockholders, the Board assesses the appropriate size of the Board of Directors, consistent with our bylaws, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates to fill each vacancy. Candidates may come to the attention of the Board through a variety of sources, including from current members of the Board, stockholders, or other persons. The Board of Directors has not yet had the occasion to, but will, consider properly submitted proposed nominations by stockholders who are not directors, officers, or employees of Bay Resources on the same basis as candidates proposed by any other person. Stockholders can make proposals as provided below under the caption "Requirements, Including Deadlines, for Submission of Stockholder Proposals and Nominations of Directors."

Audit Committee:

Dr David Tyrwhitt and Mr. Mordechai Gutnick constitute our Audit Committee. It is the opinion of the Board of Directors that each of them is an independent director as defined in Rule 10A-3 of the Securities Exchange Act of 1934. In addition, the Board believes that Mr Tyrwhitt would meet the director independence requirements of the Nasdaq Stock Market if we were listed on such Market, but that Mr. Mordechai Gutnick would not meet such Nasdaq independence requirements in light of his family relationship with Mr. Joseph Gutnick who isour Chief Executive Officer. Our Audit Committee does not include a "financial expert" as defined in Item 401 (e) of Regulation S-B. The Company only has two independent Directors and neither of these independent Directors has a finance background. The Audit Committee met three times during fiscal 2005.

The Board's current written charter for its Audit Committee is a statement attached as Annex A to this proxy statement.

Code of Ethics

We have adopted a Code of Conduct and Ethics and it applies to all Directors, Officers and employees. A copy of the Code of Conduct and Ethics is posted on our website and we will provide a copy to any person without charge. If you require a copy, you can download it from our Web site or alternatively, contact us by facsimile or email and we will send you a copy.

Report of the Audit Committee

Management is responsible for Bay Resources' financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Bay Resources' independent auditors are responsible for auditing those financial statements.

In performing our oversight duties we rely on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States. We also rely on the representations of the independent auditors included in their report on Bay Resources' financial statements.

Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures. Furthermore, our contacts with management and the independent auditors do not assure that:

o Bay Resources' financial statements are presented in accordance with generally accepted accounting principles,

o the audit of Bay Resources' financial statements has been carried out in accordance with generally accepted auditing standards or

o    Bay Resources' independent accountants are in fact "independent."

In connection with the inclusion of the audited financial statements in Bay Resources' 2005 annual report on Form 10-KSB, the Audit Committee:

o    reviewed and discussed the audited financial statements with management,

o discussed with our independent auditors the materials required to be discussed by SAS 61,

o reviewed the written disclosures and the letter from our independent auditors required by Independent Standards Board Standard No. 1 and discussed with our independent auditors their independence, and

o based on the foregoing review and discussion, recommended to the Board of Directors that the audited financial statements be included in Bay Resources' 2005 annual report on form 10-KSB.

David S Tyrwhitt, Audit Committee Chairman
Mordechai Gutnick, Audit Committee Member

Remuneration Committee

The Board has a Remuneration Committee comprised of two independent directors. During fiscal 2005, the Remuneration Committee met once. During the year, the Remuneration Committee reviewed employment agreements and salary levels of our executive officers were considered.

Stockholder Communications with the Board

Stockholders who wish to communicate with the Board of Directors should send their communications to the Chairman of the Board at the address listed below. The Chairman of the Board is responsible for forwarding communications to the appropriate Board members.

Mr. Peter Lee
Bay Resources Ltd.
PO Box 6315
St Kilda Road Central
Melbourne, Victoria 8008
Australia

Annual Meeting Attendance

The Company encourages all Directors to attend the Annual Meeting of Stockholders either in person or by telephone.

                             EXECUTIVE COMPENSATION

The following table sets forth the annual salary, bonuses and all other compensation awards and pay outs on account of our Chief Executive Officer for services rendered to us during the fiscal year ended June 30, 2005, 2004 and 2003. No other executive officer received more than US$100,000 per annum during this period. The amounts listed are in Australian dollars(A$). U.S. dollars (US$) or Canadian dollars (CDN$).

Summary Compensation Table

                                                  Annual Compensation                Long Term Compensation Awards
                                       -----------------------------------------   ---------------------------------
                                                                                                       Securities
                                                                   Other Annual      Restricted        Underlying
Name and Principal Position            Year       Salary           Compensation     Stock Awards        Options
                                       ----       ------          --------------    ------------     ---------------
Joseph Gutnick, Chairman
 of the Board and CEO                  2005      A$91,667 (1)(2)    A$18,935 (3)         --            500,000 (4)
                                       2004      A$76,000 (1)(2)    A$16,484 (3)         --               --
                                       2003            $- (1)(2)    A$28,553 (3)         --               --
Pini Althaus, Chief Operating
 Officer                               2005    US$110,000 (5)             --             --            250,000 (6)
Craig Alford, Vice President
 Exploration                           2005   CDN$120,000          CDN$3,722             --            150,000 (7)
---------------------------------------

1. The amounts listed were paid by us to AXIS, which provides the services of Mr. J I Gutnick and Mr. Lee as well as certain other officers and employees to the Company.
2. Excludes options granted to Edensor of which Mr. JI Gutnick is a Director and Shareholder (see Item 13 - Certain Relationships and Related Party
     Transactions).
3. Includes amounts paid by AXIS to an accumulation superannuation plan on behalf of Joseph Gutnick.
4. Includes 166,667 options that are vested 166,667 options that will vest on January 27, 2005 and 166,667 options that will vest on July 27, 2006.
5. Mr. Althaus was a consultant for the period to October 2004 and at that time was appointed as an employee. The salary disclosed includes the consulting fees for the period July to October 2004 and the salary for the period November 2004 to June 2005.
6. Includes 250,000 options that are vested. In addition, subject to availability of options under the 2004 Stock Option Plan, Mr. Althaus will be issued a further 250,000 options which will vest on August 31, 2005 and 250,000 that will vest on December 31, 2006.
7.   Includes 150,000 options that are vested.

We have a policy that we will not enter into any transaction with an officer, Director or affiliate of the Company or any member of their families unless the transaction is approved by the Audit Committee and the Audit Committee determines that the terms of the transaction are no less favourable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to the Company at the time authorised.

Option Grants in Last Fiscal Year

                          Number of Shares      Percent of Total                     Market
                          of Common Stock      Options Granted to                   Price on
                             Underlying        Employees in Fiscal     Exercise     Date of         Expiration
         Name             Options Granted             Year              Price        Grant             Date
----------------------  --------------------  ---------------------  -----------  ------------   ----------------
Joseph Gutnick                500,000                 35.7%            US$1.00       US$1.01        10/15/2014
Pini Althaus*                 250,000                 17.9%            US$1.00       US$1.01        10/15/2014
Craig Alford                  150,000                 10.7%            US$1.00       US$1.01        10/15/2014

*Subject to availability of options under the 2004 Stock Option Plan, Mr.
Althaus will be issued a further 250,000 options which will vest on August 31, 2005 and 250,000 options which will vest on December 31, 2006.

Aggregated Option Exercises in Fiscal 2005 and Fiscal 2005 Year-End Option
Values

The person listed in the following table did not exercise any options in 2005.

                                                 Number of Shares of Common           Value of Unexercised
                                                Stock Underlying Unexercised              In-The-Money
                                                   Options at June 30, 2005         Options at June 30, 2005(1)
                      Name                     Exercisable     Unexercisable      Exercisable      Unexercisable
-------------------------------------------  ---------------  ----------------  ---------------  -----------------
Joseph Gutnick                                    166,667         333,333          US$208,334       US$416,666
Pini Althaus                                      250,000           --             US$312,500            --
Craig Alford                                      150,000           --             US$187,500            --

(1) Based on U.S.$1.25 per share, the June 30, 2005 closing price reported on the OTC Bulletin Board.


2004 Stock Option Plan

The 2004 Plan provides for the granting of options. The maximum number of shares available for awards is 10% of the issued and outstanding shares of common stock on issue at any time. If an option expires or is cancelled without having been fully exercised or vested, the remaining shares will generally be available for grants of other awards.

The 2004 Plan is administered by the Remuneration Committee of the Board comprised solely of directors who are not employees or consultants to Bay Resources or any of its affiliated entities.

Any employee, director, officer, consultant of or to Bay Resources or an affiliated entity (including a company that becomes an affiliated entity after the adoption of the 2004 Plan) is eligible to participate in the 2004 Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the success of Bay Resources or an affiliated entity. During any one year period, no participant is eligible to be granted options to purchase more than 5% shares of our issued and outstanding common stock or if they provide investor relations activities, or are a consultant to the Company, 2% of the issued and outstanding shares of common stock in any 12 month period.

Options granted under the 2004 Plan are to purchase Bay Resources common stock. The term of each option will be fixed by the Remuneration Committee, but no option will be exercisable more than 10 years after the date of grant. The option exercise price is fixed by the Remuneration Committee at the time the option is granted. The exercise price must be paid in cash. Options granted to participants vest and have a term of 10 years.

No award is transferable, or assignable by the participant except upon his or her death.

The Board may amend the 2004 Plan, except that no amendment may adversely affect the rights of a participant without the participant's consent or be made without stockholder approval if such approval is necessary to qualify for or comply with any applicable law, rule or regulation the Board deems necessary or desirable to qualify for or comply with.

Subject to earlier termination by the Board, the 2004 Plan has an indefinite term except that no ISO may be granted following the tenth anniversary of the date the 2004 Plan is approved by stockholders.

Options to purchase the following shares of common stock have been issued (or agreed to be issued) as follows:-

Name                             Quantity              Exercise Price
J. I. Gutnick                     500,000                  US$1.00
P.J. Lee                          250,000                  US$1.00
D S Tyrwhitt                       50,000                  US$1.00
P L Ehrlich *                      50,000                  US$1.00
P. Althaus **                     750,000                  US$1.00
C. Alford                         150,000                  US$1.00
E Flood                           150,000                  US$1.00

* as a result of Mr. Ehrlich's resignation in September 2005, the options are relinguished.

** tranche 1 of 250,000 options issued. Tranches 2 and 3 are subject to availability of options under plan.

None of the proposed recipients have received any stock options or other equity based forms of compensation from us for at least the last three years.

Other than the issue of these Options, there are no other current plans or arrangements to grant any options under the 2004 Plan.

Compensation Pursuant to Plans

The Company does not have any pension or profit sharing plans. The Company's Vice President Exploration and temporary staff employed in the exploration programme in Canada are subject to Canadian requirements for contributions to pension plans. At June 30, 2005, the Company has an obligation to pay A$13,570. Contributions to employee benefit or health plans during the year ended June 30, 2005 were A$7,196.

Compensation to Directors

It is our policy to reimburse Directors for reasonable travel and lodging expenses incurred in attending Board of Directors meetings. Independent Directors are paid Directors fees of A$20,000 per annum.

Securities authorized for issuance under equity compensation plans

The following table sets forth, as of June 30, 2005, information regarding options under our 2004 stock option plan, our only active plan. The 2004 stock option plan has been approved by our stockholders. Outstanding options under this plan that are forfeited or cancelled will be available for future grants. All of the options are for the purchase of our common stock.


                                                                                           Number of securities
                                                                                         remaining available for
                                                                                      future issuances under equity
                               Number of securities to         Weighted average       compensation plans (excluding
                               be issued upon exercise        exercise price of          securities reflected in
                                of outstanding options       outstanding options                column (a)
Plan Category                            (a)                         (b)                           (c)
----------------------------  ---------------------------  -------------------------  -------------------------------
Equity compensation
plans approved by
security holders                     1,400,000 (1)                 US$1.00                      271,163 (2)

Equity compensation
plans not approved
by security holders                       -                           -                            -
                              ---------------------------  ------------------------   -------------------------------

   Total                             1,400,000 (1)                 US$1.00                      271,163 (2)
                              ===========================                             ===============================

(1) Does not include 500,000 options that have been granted subject to future availability under our 2004 stock option plan.

(2) The maximum number of shares available for issuance under the 2004 stock option plan is equal to 10% of the issued and outstanding shares of common stock, at any time.

Principal Officers Contracts

Pini Althaus

On October 15, 2004, the Company appointed Mr. Pinchas (Pini) Althaus as Chief Operating Officer.

Mr. Althaus has 9 years business experience in insurance, sales, business development and investor relations. More recently Mr. Althaus was Director of Business Development for Ambient Corporation (February 2000 to February 2003), a company providing power line communications technology. In this role, Pini initiated and maintained relationships with U.S. & International electrical utilities and power companies, and managed and initiated relationships with strategic and business development partners. He played a major role in Ambient completing two successful rounds of funding, acted as liaison between Ambient and its investors/financial community, managed public relations and corporate communications duties, including press releases and media interviews, and created and delivered presentations for Ambient. He joined Tahera Corporation, a diamond exploration company, in February 2003 as Director of Investor Relations & Business Development where he managed public relations and investor relations activities, including press releases, conducting media interviews, responding to shareholder inquiries and representing Tahera at conferences.

In October 2003, Pini left Tahera and since that time, has provided consulting services to Bay Resources and its subsidiary company covering investor relations and public relations activities, including fund raising, press releases, media interviews, and shareholder inquiries. In addition to this, he has coordinated road-shows and delivered presentations on the Company's behalf. On October 15, 2004, he was appointed Chief Operating Officer of Bay Resources Ltd.

The employment agreement was effective May 1, 2004 and expires on December 31, 2006. Mr. Althaus shall be paid a salary of US$110,000 exclusive of bonus benefits and other compensation. The Company has agreed to provide Mr. Althaus with executive benefits comparable to those provided by the Company to other executives of the Company generally and shall permit Mr. Althaus to participate in any bonus place, share purchase plan, retirement plan or similar plan offered by the Company to its executives generally in the manner and the extent authorized by the Remuneration Committee of the Company. In addition, Mr. Althaus will be able to participate in such extended health, medical, disability insurance and other benefit plans established by the Company and made available to other executives of the Company.

The Company has agreed to grant Mr. Althaus options to purchase 750,000 shares of common stock of the Company at an exercise price of US$1.00 per option which will vest as follows:-

     o    250,000 shall vest immediately;

     o    a further 250,000 will vest at the mid term date of the contract; and

     o    the remaining 250,000 will vest on December 31, 2006.

The options will be issued subject to applicable securities laws, the availability of options within the Company stock option plan and may be subject to whole periods.

In the case of the change of control, all options then outstanding will immediately vest for the purpose of such transaction.

The Company may terminate the employment of Mr. Althaus without notice or any payment in law of notice for cause. The agreement may also be terminated by the Company upon 30 days written notice to Mr. Althaus if Mr. Althaus becomes permanently disabled and the agreement shall terminate without notice upon the death of Mr. Althaus. If Mr. Althaus' employment is terminated during the term for cause or by voluntarily termination by Mr. Althaus, Mr. Althaus shall not be entitled to any severance payment other than pro rata entitlements up to the date of termination.

Mr. Althaus may terminate his employment with the Company at any time upon the occurrence of any one of the following:-

    (i) A reduction of diminution in Mr. Althaus' authority, duties or responsibilities (including without limitation, with respect to office or title) hereunder,

    (ii) Any reduction in the then applicable base salary or Mr. Althaus' eligibility to participate in any executive benefits program, retirement plan or executive incentive bonus programs,

    (iii) Unless without his prior consent, his place of work is relocated to more than 30 miles from New York,

    (iv) Any other material failure on the part of the Company to comply with any other provision of this agreement or any stock option agreement executed by the parties as contemplated herein.

If Mr. Althaus' employment is terminated for other than cause, Mr. Althaus will be entitled to receive the lesser of the total of three months salary at the applicable base salary rate and the present value of the salary of Mr. Althaus during the next 24 months.

If Mr. Althaus' employment is terminated as a result of permanent disability or death, a payment will be made to Mr. Althaus or his estate of the balance of the base salary that would otherwise have been paid to Mr. Althaus during the remainder of the term of the agreement.

Craig Alford

In April 2004 the Company appointed Mr. Craig Alford as Vice President Exploration. Mr. Alford has over 20 years of experience in the exploration business including 5 years as Senior Geologist to District Manager for Teck Cominco's exploration programs in Kyrgyzstan, Argentina and Chile. Most recently Mr. Alford participated in various successful exploration programs within Canada and the former Soviet Union, including as a Geologic Consultant for Placer Dome, one of the world's largest gold mining companies. Mr. Alford has worked in exploration for several major and junior mining companies including Falconbridge, Golden Star Resources, Granges, and Homestake Minerals. In addition, he has worked with the Geologic Survey of Canada.

Mr. Alford holds a Masters degree with Commendation in Geology from Lakehead University. He has extensive exploration experience in many commodities, including gold, silver, copper, lead, zinc, oil, and diamonds. Mr. Alford's exploration experience is throughout Canada and several other countries including Venezuela, Guyana, Chile, Argentina, Suriname, and Kyrgyzstan.

Mr. Alford is responsible for overseeing Bay Resources' gold exploration on the Committee Bay Greenstone Belt and in the Slave Craton in Nunavut, Canada. He will also be actively involved in continuing Bay Resources' strategy of acquiring high potential, early-stage gold properties worldwide.

Mr Alford's contract is for one year until March 31, 2005 and since that time has been operating on a month to month basis. Discussions are being held between the parties with a view to renewing the contract. The contract sets out a salary of CDN$120,000 per annum and the issue of 150,000 stock options pursuant to a Stock Option Plan. If the Company terminates the contract without cause the Company is required to pay Mr Alford a payment equivalent to two weeks salary.

Section 16(a) beneficial ownership reporting compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, our Directors, executive officers and beneficial owners of more than 10% of the outstanding Common Stock are required to file reports with the Securities and Exchange Commission concerning their ownership of and transactions in our Common Stock and are also required to provide to us copies of such reports. Based solely on such reports and related information furnished to us, we believe that in fiscal 2005 all such filing requirements were complied with in a timely manner by all Directors and executive officers except (i) Mr Alford filed a Form 3 after the due date; (ii) Mr Althaus filed a Form 3 and nine Form 4's after the due dates for such forms and has not yet filed a Form 4 with respect to the grant of options to him; (iii) Mr Lee has filed a Form 4 with respect to the grant of options to him after the due dates for such form due to technical difficulties with electronic lodgement; and (iv) Dr Tyrwhitt has not yet filed a Form 4 with respect to the grant of options to him after the due dates for such form due to technical difficulties with electronic lodgement.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                           RELATED STOCKHOLDER MATTERS

The following table sets out, to the best of our knowledge, the numbers of shares in us beneficially owned as at December __, 2005 by:

(i)      each of our present Executive Officers and Directors,

(ii) each person (including any "group" as that term is defined in Section 13(d)(3) of the Securities Exchange Act) who beneficially owns more than 5% of our Common Stock, and

(iii)    all of our present Directors and officers as a group.

Name                                Number of Shares Owned         Percentage of
                                                                   Shares (1)

Edensor Nominees Pty Ltd                   5,394,590                    32.3

Pini Althaus                                [255,550]         (8)        1.5

Kerisridge Pty Ltd                         3,507,968                    19.0

Surfer Holdings Pty Ltd                    1,500,000                     8.9

Kalycorp Pty Ltd                           2,000,000                    12.0

Joseph Gutnick                            12,954,208       (2)(3)       68.3
                                                     (4)(5)(6)(7)

Stera Gutnick                             12,428,558 (4)(5)(6)(7)       67.3

David Tyrwhitt                                50,000       (2)(8)        0.2

Peter Lee                                    250,000       (2)(8)        1.5

Paul Ehrlich                                  50,000          (8)        0.2

RAB Special Situations (Master)
Fund Limited                               1,670,000          (9)       9.99
                                   ---------------------------------------------

All officers and Directors
As a group                                13,554,208      (4)(10)       69.3
                                   ---------------------------------------------

Notes relating to Item 11:

(1)      Based on 16,711,630 shares outstanding

(2)      Does not include:

         (i) 8,949 shares of Common Stock beneficially owned Great Gold Mines NL or

         (ii) 1,918 shares of Common Stock beneficially owned by Quantum Resources Limited or

         (iii)    229,489 shares of Common Stock beneficially owned by AXIS,

         of which companies Messrs Gutnick, Lee, and Dr. Tyrwhitt are officers and/or Directors, as they disclaim beneficial ownership of those shares.

(3)      Does not include 2,500 shares of Common Stock beneficially owned by us.

(4) Includes 5,394,590 shares of Common Stock owned by Edensor Nominees, 3,507,968 shares of Common Stock owned by Kerisridge (including 1,753,984 shares issuable upon exercise of warrants), 1,500,000 shares of Common Stock owned by Surfer Holdings Pty Ltd, 2,000,000 shares of Common Stock held by Kalycorp Pty Ltd and 26,000 shares of Common Stock owned by Pearlway Investments Proprietary Limited, of which Mr Joseph Gutnick, Stera M. Gutnick and members of their family are officers, Directors and principal stockholders.

(5) Includes 500,000 shares issuable upon exercise of stock options of which are vested and

(6)      Joseph Gutnick is the beneficial owner of 25,650 shares of Common
         Stock.

(7)      Joseph Gutnick and Stera Gutnick are husband and wife.

(8) Issuable upon exercise of stock options of which 33.3% are vested 33.3% vest on January 27, 2006 and the remaining 33.4% will vest on July 27, 2006.

(9) RAB owns 1,670,000 shares of common stock and warrants exercisable to acquire an additional 1,670,000 shares of common stock. Under the terms of the warrants, in no event shall such securities be converted into common shares if, after giving effect to such conversion, the holder would, in aggregate, beneficially own common shares of the Company in excess of 9.99% of the issued and outstanding common shares, within the meaning of Rule 13d-1 of the Securities Exchange Act of 1934, as amended.

(10) Includes 1.1 million shares that are issuable upon exercise of stock options, of which 533,333 are vested, 283,333 vest on January 27, 2006 and the remaining 283,333 will vest on July 27, 2006.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are one of five affiliated companies of which four are Australian public companies listed on Australian Stock Exchange. Each of the companies have some common Directors, officers and shareholders. In addition, each of the companies owns equity in and is substantially dependent upon AXIS for its senior management and certain mining and exploration staff. The Company owns 9.09% of the outstanding shares of AXIS. A number of arrangements and transactions have been entered into from time to time between such companies. It has been the intention of the affiliated companies and respective Boards of Directors that each of such arrangements or transactions should accommodate the respective interest of the relevant affiliated companies in a manner which is fair to all parties and equitable to the shareholders of each. Currently, there are no material arrangements or planned transactions between the Company and any of the other affiliated companies other than AXIS.

AXIS is paid by each company for the costs incurred by it in carrying out the administration function for each such company. Pursuant to the Service Agreement, AXIS performs such functions as payroll, maintaining employee records required by law and by usual accounting procedures, providing insurance, legal, human resources, company secretarial, land management, certain exploration and mining support, financial, accounting advice and services. AXIS procures items of equipment necessary in the conduct of the business of the Company. AXIS also provides for the Company various services, including but not limited to the making available of office supplies, office facilities and any other services as may be required from time to time by the Company as and when requested by the Company.

We are required to reimburse AXIS for any direct costs incurred by AXIS for the Company. In addition, we are required to pay a proportion of AXIS's overhead cost based on AXIS's management estimate of our utilisation of the facilities and activities of AXIS plus a service fee of not more than 15% of the direct and overhead costs. AXIS has not charged the 15% service fee to us. Amounts invoiced by AXIS are required to be paid by us. We are also not permitted to obtain from sources other than AXIS, and we are not permitted to perform or provide ourselves, the services contemplated by the Service Agreement, unless we first requests AXIS to provide the service and AXIS fails to provide the service within one month.

The Service Agreement may be terminated by AXIS or ourselves upon 60 days prior notice. If the Service Agreement is terminated by AXIS, we would be required to independently provide, or to seek an alternative source of providing, the services currently provided by AXIS. There can be no assurance that we could independently provide or find a third party to provide these services on a cost-effective basis or that any transition from receiving services under the Service Agreement will not have a material adverse effect on us. Our inability to provide such services or to find a third party to provide such services may have a material adverse effect on our operations.

In accordance with the Service Agreement AXIS provides the Company with the services of our Chief Executive Officer, Chief Financial Officer and clerical employees, as well as office facilities, equipment, administrative and clerical services. We pay AXIS for the actual costs of such facilities plus a maximum service fee of 15%. The Company paid AXIS A$487,535 (being A$383,535 in respect to the current year and A$104,000 being the amount owing at June 30, 2004) in respect of the Service Agreement for the fiscal year ended June 30, 2005 and A$759,410 (being A$335,987 in respect to the current year and A$486,000 in respect to prior years) in respect of the Service Agreement for the fiscal year ended June 30, 2004 and A$201,688 for the fiscal year ended June 30, 2003. During 2005, AXIS loaned the Company A$249,500.At June 30, 2003, 2004 and 2005, the Company owed AXIS A$486,000, A$104,000 and A$296,764 respectively for services provided in accordance with the Service Agreement. During fiscal 2003, 2004 and 2005, AXIS Consultants charged interest of A$46,642, A$42,742 and A$13,879 respectively on outstanding balances. AXIS charged interest at rates between 9.60% and 10.10% for fiscal 2003 and 10.10% and 10.60% for fiscal 2004 and 10.60% and 10.85% for fiscal 2005.

Chevas, a company associated with our President, Joseph Gutnick, has provided loan funds to enable us to meet our liabilities and has paid certain expenses on our behalf. At June 30, 2002 we had a liability to Chevas of A$783,743. During the 2003 fiscal year, Chevas loaned a further A$369,155 and charged A$86,417 in interest to us on the loan account. At June 30 2003, we owed Chevas A$1,239,315. During the 2004 fiscal year, Chevas loaned a further A$187,122 and charged A$82,776 in interest to us on the loan account. During fiscal 2004, we repaid the loan in full. Chevas charged interest to us on outstanding balances of the loan account at the ANZ Banking Group Limited reference rate for overdrafts over A$100,000 plus 1%. In accordance with this formula, the actual interest rate charged during the 2003 fiscal year was 8.60% and during the 2004 fiscal year was 8.60% to 9.10%.

Edensor Gold Pty Ltd , a company associated with our President, Joseph Gutnick, provided loan funds during fiscal 2004 to enable us to meet our liabilities. During the 2004 fiscal year, Edensor Gold loaned A$69,000 and charged A$670 in interest to us on the loan account. During fiscal 2004, we repaid the loan in full. Edensor Gold charged interest to us on outstanding balances of the loan account at the ANZ Banking Group Limited reference rate for overdrafts over A$100,000 plus 1%. In accordance with this formula, the actual interest rate charged during the 2004 fiscal year was 8.85% to 9.10%.

Wilzed Pty Ltd, a company associated with the President of the Company, Joseph Gutnick, has provided loan funds to enable the Company to meet its liabilities. During the 2005 fiscal year, Wilzed loaned A$644,633 and charged A$31,235 in interest. We repaid $396. At June 30, 2005, the Company owed Wilzed A$675,472. Wilzed charged interest during fiscal 2005 at rates between 9.10% and 9.35%.

On January 20, 2000, we issued 8,000,000 options over fully paid shares in our capital at an issue price of US$0.01 per option and an exercise price of US$1.00 per option to Edensor. The options had a term of 5 years with a non-exercise period of 2 years subject to a further board approval for Edensor, either directly of indirectly, to exercise options in the case we required to raise further working capital. On March 22, 2001, the Directors agreed to extend the term of the options from 5 years to 10 years. Edensor advised us in June 2003 that it had sold 2,000,000 options to Delkern Investments Ltd. In March 2004, we received notification from Edensor that it was exercising all of the options it held utilising the cashless exercise feature of the terms and conditions of the options. As a result of the exercise of the options, we issued 5,142,857 shares to Edensor.

As described in the section headed "Canadian Exploration Properties" we entered into an agreement to explore for gold on properties owed by Tahera. Mr Gutnick, our President, was Executive Chairman of Tahera and his family company, Edensor Nominees, who are our controlling stockholder, was a shareholder of Tahera. During fiscal 2002, Tahera incurred certain exploration and administration costs in Canada on our behalf amounting to A$36,365 and this amount was owing to Tahera at June 30, 2002. During fiscal 2003, Tahera incurred further exploration and administration costs in Canada on our behalf amounting to A$65,314. During fiscal 2003, Mr. J.I. Gutnick and Chevas paid Tahera A$47,368 and A$53,350 respectively on our behalf. During fiscal 2002 and 2003, Tahera did not charge us interest on amounts outstanding. At June 30, 2003, we owed Tahera A$1,361 (US$900) and Mr. J.I. Gutnick A$47,368 (US$31,594). During fiscal 2004 we paid Mr J I Gutnick the amount in full and Tahera advised the Company in writing that there was no monies owing to it by the Company.

Quantum Resources Limited incurred certain costs on our behalf amounting to A$43,941 (US$29,308) in respect to our activities in Tibet China (See Item 1 - Business - General) as a result of Quantum's contacts in China. This amount was outstanding at June 30, 2003. During fiscal 2004, we repaid the principal in full.

Kerisridge Pty Ltd, a company associated with our President, Mr J I Gutnick, loaned us A$2,273,186 in March 2004 for the purpose of repaying our long term debt. On March 31, 2004, Kerisridge agreed to convert all of the debt we owed to it into common stock and warrants in us. We issued 1,753,984 shares of common stock and 1,753,984 warrants exercisable at US$1.30 and at any time up to March 31, 2006 in full repayment of the amount owing to Kerisridge.

Transactions with Management

We have a policy that we will not enter into any transaction with an Officer, Director or affiliate of us or any member of their families unless the transaction is approved by a majority of our disinterested non-employee Directors and the disinterested majority determines that the terms of the transaction are no less favourable to us than the terms available from non-affiliated third parties or are otherwise deemed to be fair to us at the time authorised.

                                   PROPOSAL 2

                                 CHANGE OF NAME


The Company proposes to change its name to Golden River Resources Corporation as this name better identifies the Company with the geographical region of Canada where the Company's main landholdings are located. The change of name has no effect on the activities of the Company.

The Board of Directors recommends that stockholders vote FOR the proposal to change the Company's name.

        REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF STOCKHOLDER
                     PROPOSALS AND NOMINATIONS OF DIRECTORS

Stockholder proposals that are intended to be included in our proxy statement for our 2006 Annual Meeting pursuant to Proxy Rule 14a-8 must be received by us no later than September 28, 2006, and must otherwise comply with that rule.

                                  OTHER MATTERS

We know no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors recommends.


By order of the Board of Directors,

/s/ Peter J. Lee
----------------
Peter J. Lee
Secretary

November __, 2005

                                                                         ANNEX A

                                BAY RESOURCES LTD

                             Audit Committee Charter

Terms of Reference

1.   Objective:

     To assist the Board of Directors in (i) fulfilling its responsibilities relating to accounting and reporting practices of Bay Resources Ltd; (ii) improving the quality of internal reporting; and (iii) monitoring, examining and where appropriate recommending action in relation to the Company's risk management including such areas as insurance and the use of derivatives.

2.   Representation

     To ensure compliance with the proposed Bulletin Board Exchange corporate governance rules, at least one of the Directors on the Committee must be independent.

3.   Quorum

     The quorum for a meeting of the Audit Committee shall be two Directors, one of which must be an independent Director.

4.   Frequency And Conduct Of Meetings

     The Committee will hold at least two regular meetings per year, and such additional meetings as the Chairman shall decide in order to fulfill its duties. The Secretary or other appropriate executive will act as Secretary of the Committee and shall be responsible, in conjunction with the Chairman, for drawing up the agenda and circulating it, supported by explanatory documentation to Committee members prior to each meeting.

     The Committee shall conduct its proceedings in the manner set out for the Board in the By-Laws except as provided in these Terms of Reference.

     The Secretary will also be responsible for keeping the minutes of meeting of the Committee, and circulating them to Committee members and to the other members of the Board of Directors.

5.   Access:

     The Committee shall have unlimited access to the external auditors and to senior management of the Company. The Committee shall also have the ability to consult independent experts where they consider it necessary to carry out their duties.

6.   Duties and Responsibilities

     The duties and responsibilities of the Audit Committee should be read in conjunction with the objective set out in 1 above and are as follows:

     o Discuss the audit plan of the external auditors and evaluate the effectiveness of the annual audit.

     o Decide and implement any internal investigations thought appropriate, including internal audit.

     o Monitor the adequacy and effectiveness of the Company's administrative, operating and accounting policies.

     o    Monitor the adequacy of the Company's internal control system.

     o Review the Form 10-K and 10-Q financial statements where applicable and recommend acceptance to the Board of Directors.

     o Recommend to the Board of Directors the appointment of the external auditors.

     o Review proposed audit fees and make recommendations to the Board of Directors.

     o Determine that no management restrictions are being placed upon the external auditors.

     o Review any regulatory reports submitted to the Company and monitor management's response to them.

     o Require reports from management and external auditors on any significant proposed regulatory, accounting or reporting issue and to assess the potential impact upon the Company's financial reporting process.

     o    Review and approve all significant accounting policy changes.

     o Receive and consider the external auditor's management letter(s) in relation to their audit of the Company's accounts.

     o    Assessing the performance of financial management.

     o Review of risk management practices including use of derivatives, insurance coverage and environmental matters that may have a material impact on financial results.

     o Review all related party transactions to ensure they are at arms length and in the best interests of the Company.

                                BAY RESOURCES LTD

To Vote Your Proxy by Mail
--------------------------

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
--------------------------------------------------------------------------------

                                      PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                                                     Please mark
                                                                      your votes
                                                                       like this
                                                                       |X|

                                                   FOR      AGAINST    ABSTAIN

1.   To elect four directors:

     Joseph Isaac Gutnick                          [ ]        [ ]        [ ]
     David Stuart Tyrwhitt                         [ ]        [ ]        [ ]
     Peter James Lee                               [ ]        [ ]        [ ]
     Mordechai Zev Gutnick                         [ ]        [ ]        [ ]

2.   To change the name of the Company
     to Golden River Resources Corporation.        [ ]        [ ]        [ ]

3.   To Transact Such Other Business As May
     Properly Come Before The Meeting Or Any
     Adjournment.                                  [ ]        [ ]        [ ]



Company Id:
Proxy Number:
Account Number:








Signature _____________________________  Signature _____________________________

Date_____________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership

Bay Resources Ltd
2005 ANNUAL MEETING OF STOCKHOLDERS

(Thursday January 27, 2006 at 3:00 p.m.)

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                BAY RESOURCES LTD

The undersigned appoints Joseph I. Gutnick and Peter Lee, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Bay Resources Ltd held of record by the undersigned at the close of business on December 15, 2005 at the 2005 Annual Meeting of Stockholders of Bay Resources Ltd to be held on January 27, 2006 or at any adjournment thereof.

The Board unanimously recommends that stockholders vote FOR each of the proposals